EXECUTION VERSION

AMENDMENT NO. 15 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 15 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 29, 2020, is by and among Thoroughbred Funding, Inc., a Virginia corporation (the “SPV”), Norfolk Southern Railway Company, a Virginia corporation, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NSC”), the “Committed Investors” party hereto, the “Managing Agents” party hereto, and SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC”), as the Administrative Agent for the Investors. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and

WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                 Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 3 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1.            Section 11.14 of the Table of Contents is hereby amended and restated in its entirety to read as follows:

“SECTION 11.14           SMBC Roles.”

1.2.            Each of the Preamble, Exhibit A of the Transfer and Administration Agreement and Exhibit D of the Transfer and Administration Agreement is hereby amended by deleting the phrase “MUFG Bank, Ltd. formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”)” and inserting the phrase “SMBC Nikko Securities America, Inc. (“SMBC”)” therefor.

1.3.            Section 1.1 of the Transfer and Administration Agreement is hereby amended by deleting the definitions of “BTMU” and “Credit Agreement” in their entirety.

1.4.            Section 1.1 of the Transfer and Administration Agreement is hereby amended to add the following new definition in appropriate alphabetical order therein:

“SMBC” is defined in the Preamble.

1.5.            The definition of “Administrative Agent” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Administrative Agent” means SMBC, in its capacity as administrative agent for the Investors, and any successor thereto appointed pursuant to Article X.

1.6.            The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Rate” means (i) with respect to the Investor Group for which Wells Fargo Bank, National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus 0.95%, (ii) with respect to the Investor Group for which SMBC is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus 0.95%, (iii) with respect to the Investor Group for which U.S. Bank National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such Rate Period plus 0.95%, (iv) with respect to the Investor Group for which Capital One, National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such Rate Period plus 0.95% and (v) with respect to any other Investor Group for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate for such Rate Period plus 2.00%.

1.7.            The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means May 28, 2021, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

1.8.            The definition of “Facility Limit” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Limit” means, at any time, the lesser of (i) $400,000,000 and (ii) the aggregate Commitments then in effect.

1.9.            Section 1.1 of the Transfer and Administration Agreement is hereby amended by deleting the definition of “GM Receivable” in its entirety.

1.10.        The definition of “Receivable” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Receivable” means (i) the gross amount payable by a shipper or consignee or agent thereof or by another carrier in respect of any carriage of freight by the Originator or other service performed for a shipper or consignee or agent thereof by the Originator in relation to such carriage of freight (including refrigeration, loading, unloading, diversion, transit, switching and weighing charges) and (ii) any Other Carrier’s Divisions, in each case whether constituting an account, chattel paper, instrument or general intangible, and includes the obligation to pay any finance charges, fees and other charges with respect thereto. A Receivable shall be deemed to arise hereunder coincidentally with the initiation by the Originator (or, in the case of any Other Carrier’s Division, the applicable carrier) of its carriage or other service and without regard to the issuance or absence thereof of any statement, invoice or waybill by the Originator or any other carrier in respect thereof. For purposes of calculating the amount of Receivables under this definition and when such calculation is called for elsewhere under the terms of this Agreement, “Receivables” shall mean the aggregate of the amounts which would be set forth in the accounts of the SPV, NSC or the Originator specified on Schedule I under the heading “Receivables or “Interline Receivable.” Excluded Receivables are not Receivables, as used in this Agreement (but are Receivables for purposes of the First Tier Agreement).

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1.11.         The definition of “Sanctioned Country” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions, including, without limitation, as of May 29, 2020, Crimea, Cuba, Iran, North Korea and Syria.

1.12.        The definition of “Sanctions” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Sanctions” means any sanctions administered or enforced by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

1.13.        Clause (iii) of the first sentence of Section 9.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) Taxes or Excluded Taxes other than Taxes or Excluded Taxes described in Section 9.1(j).”

1.14.        Section 9.3 of the Transfer and Administration Agreement is hereby amended by deleting both references to the date “October 16, 2014” appearing in the first sentence of the fourth paragraph thereof and inserting the date “May 29, 2020” in the place thereof.

1.15.        Section 11.8(h) of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“(h) Notwithstanding any other provision of this Agreement to the contrary, (i) any Investor may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of the principal balance of its Portion of Investment and Yield with respect thereto) hereunder to secure obligations of such Investor to a Federal Reserve Bank, and (ii) any Conduit Investor may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of the principal balance of its Portion of Investment and Yield with respect thereto) hereunder to a collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act of 1940 (as amended), in each case without notice to or consent of the SPV or the Administrative Agent; provided, that no such pledge or grant of a security interest shall release an Investor from any of its obligations hereunder or substitute any such pledgee or grantee for such Investor as a party hereto.”

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1.16.        Section 11.10(a) of the Transfer and Administration Agreement is hereby amended by amending and restating the first sentence thereof in its entirety to read as follows:

“Each party hereto agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.10, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) by any Agent or any Investor to any rating agency, Commercial Paper dealer, provider of credit enhancement or liquidity to a Conduit Investor or any Person providing financing to, or holding equity interests in, a Conduit Investor, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, (h) by any Conduit Investor (or any administrative agent on its behalf) and its officers and employees to any collateral trustee appointed by such Conduit Investor to comply with Rule 3a-7 under the Investment Company Act of 1940 (as amended), provided such collateral trustee is informed of the confidential nature of such Information and such collateral trustee shall have entered into a written agreement with such Conduit Investor containing customary provisions obligating such collateral trustee to maintain the confidentiality of the Information disclosed to it by such Conduit Investor, (i) with the consent of the disclosing party, or (j) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 11.10 or (B) becomes available to any party on a nonconfidential basis from a source other than the disclosing party.

1.17.        Section 11.14 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 11.14 SMBC Roles. Each of the Committed Investors acknowledges that SMBC acts, or may in the future act, (i) as administrative agent or managing agent for one or more Conduit Investors or Committed Investors, (ii) as issuing and paying agent for the Commercial Paper issued by one or more Conduit Investors, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper issued by one or more Conduit Investors and (iv) to provide other services from time to time for one or more Conduit Investors or any Committed Investors (collectively, the “SMBC Roles”). Without limiting the generality of this Section 11.14, each Committed Investor hereby acknowledges and consents to any and all SMBC Roles and agrees that in connection with any SMBC Role, SMBC may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent or managing agent for one or more Conduit Investors.”

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1.18.        Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.

1.19.        Schedule 4.1(s) of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.

1.20.        Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule III hereto.

1.21.        Exhibit F to the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule IV hereto.

Section 2.                 Authorization of Financing Statements. The SPV hereby authorizes the filing of a financing statement amendment in substantially the form attached hereto as Exhibit A-1 and a financing statement in the form attached hereto as Exhibit A-2, in each case with the Commonwealth of Virginia State Corporation Commission. The Originator hereby authorizes the filing of a financing statement amendment in substantially the form attached hereto as Exhibit A-3 and a financing statement in the form attached hereto as Exhibit A-4, in each case with the Commonwealth of Virginia State Corporation Commission.

Section 3.                 Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:

3.1.            the receipt by each of SMBC, Wells Fargo Bank, National Association, Capital One, National Association and U.S. Bank National Association, each as a Managing Agent, for the account of the Investors in the related Investor Group, of the Upfront Fee specified in the Fee Letter by wire transfer of immediately available funds to the account specified for such Managing Agent in the Fee Letter; and

3.2.            the receipt by the Administrative Agent of this Amendment and that certain Fee Letter, of even date herewith (the “Fee Letter”), from each Managing Agent and acknowledged by the SPV, duly executed by the parties thereto.

Section 4.                 Representations and Warranties.

4.1.            (a) Each of the SPV and the Originator hereby represents and warrants that:

(i)                 This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(ii)               Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).

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(b)               The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

Section 5.                 Post-Closing Covenant. On or prior to July 31, 2020 (or such later date agreed to in writing by the Administrative Agent in its sole discretion), the SPV shall deliver to the Administrative Agent opinions regarding (i) corporate matters, enforceability, no conflicts with law and no governmental approvals required with respect to this Amendment, the Resignation and Appointment Agreement, dated as of the date hereof, among MUFG Bank, Ltd., SMBC, the Committed Investors, the Managing Agents, the SPV, the Originator and NSC, the Fee Letter, the Reaffirmation of Performance Guaranty, dated as of the date hereof, made by NSC in favor of the Investors, the Managing Agents and the Administrative Agent, the Notice of Successor Secured Party, dated as of the date hereof, from SMBC and MUFG Bank, Ltd. to Wells Fargo Bank, N.A, the Notice of Successor Admnistrative Agent, dated as of the date hereof, from SMBC and MUFG Bank, Ltd. to U.S. Bank National Association and the Notice of Successor Admnistrative Agent, dated as of the date hereof, from SMBC and MUFG Bank, Ltd. to PNC Bank, National Association, (ii) creation of security interests under the Transfer and Administration Agreement and the First Tier Agreement and (iii) perfection of such security interests in Virginia, in each case in form and substance reasonably satisfactory to the Administrative Agent. Each of the parties hereto agrees that any failure to deliver any such opinion on or prior to July 31, 2020 (or such later date agreed to in writing by the Administrative Agent in its sole discretion), shall constitute a Termination Event under the Transfer and Administration Agreement.

Section 6.                 Reference to and Effect on the Transfer and Administration Agreement.

6.1.            Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.

6.2.            The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

6.3.            Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 7.                 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8.                 Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

Section 9.                 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow.]

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In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By:	/s/ Clyde H. Allison, Jr.
Name:	Clyde H. Allison, Jr.
Title:	Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By:	/s/ Clyde H. Allison, Jr.
Name:	Clyde H. Allison, Jr.
Title:	Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By:	/s/ Clyde H. Allison, Jr.
Name:	Clyde H. Allison, Jr.
Title:	Vice President and Treasurer

Signature Page to Amendment No. 15 to

Transfer and Administration Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

Signature Page to Amendment No. 15 to

Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrative Agent and a Managing Agent

By:	/s/ Yukimi Konno
Name:	Yukimi Konno
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

Signature Page to Amendment No. 15 to

Transfer and Administration Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By:	/s/ Michaela Rankins
Name:	Michaela Rankins
Title:	Portfolio Manager

Signature Page to Amendment No. 15 to

Transfer and Administration Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By:	/s/ Jeffrey K. Fricano
Name:	Jeffrey K. Fricano
Title:	Senior Vice President

Signature Page to Amendment No. 15 to

Transfer and Administration Agreement

Schedule I to Amendment No. 15 to

Transfer and Administration Agreement

SCHEDULE II
Investor Groups

SMBC Investor Group

Conduit Investor:	N/A
Committed Investor:	Sumitomo Mitsui Banking Corporation
Commitment:	$100,000,000
Managing Agent:	SMBC Nikko Securities America, Inc.

Wells Fargo Investor Group

Conduit Investor:	N/A
Committed Investor:	Wells Fargo Bank, National Association
Commitment:	$100,000,000
Managing Agent:	Wells Fargo Bank, National Association

Capital One Investor Group

Conduit Investor:	N/A
Committed Investor:	Capital One, National Association
Commitment:	$100,000,000
Managing Agent:	Capital One, National Association

U.S. Bank Investor Group

Conduit Investor:	N/A
Committed Investor:	U.S. Bank National Association
Commitment:	$100,000,000
Managing Agent:	U.S. Bank National Association

Schedule II to Amendment No. 15 to

Transfer and Administration Agreement

SCHEDULE 4.1(s)

List of Blocked Account Banks and Blocked Accounts

[To be furnished to the Securities and Exchange Commission upon request.]

Schedule III to Amendment No. 15 to

Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

[To be furnished to the Securities and Exchange Commission upon request.]

Schedule IV to Amendment No. 15 to

Transfer and Administration Agreement

Exhibit F

Form of Servicer Report

[To be furnished to the Securities and Exchange Commission upon request.]

Exhibit A-1 to Amendment No. 15 to

Transfer and Administration Agreement

Form of Financing Statement Amendment (SPV)

[To be furnished to the Securities and Exchange Commission upon request.]

Exhibit A-2 to Amendment No. 15 to

Transfer and Administration Agreement

Form of Financing Statement (SPV)

[To be furnished to the Securities and Exchange Commission upon request.]

Exhibit A-3 to Amendment No. 15 to

Transfer and Administration Agreement

Form of Financing Statement Amendment (Originator)

[To be furnished to the Securities and Exchange Commission upon request.]

Exhibit A-4 to Amendment No. 15 to

Transfer and Administration Agreement

Form of Financing Statement (Originator)

[To be furnished to the Securities and Exchange Commission upon request.]